UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450
                                   ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                         -------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                               [GRAPHIC OMITTED]

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                                                                OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                                  A series of Franklin Templeton
                                                  Global Trust

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------
                                                          WANT TO RECEIVE
                                                          THIS DOCUMENT
                                                          FASTER VIA EMAIL?

           FRANKLIN TEMPLETON
           HARD CURRENCY FUND                             Eligible shareholders
                                                          can sign up for
                                                          eDelivery at
                                                          franklintempleton.com.
                                                          See inside for
                                                          details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Franklin Templeton Hard
Currency Fund .............................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and
Statement of Investments ..................................................   14

Financial Statements ......................................................   17

Notes to Financial
Statements ................................................................   20

Report of Independent
Registered Public
Accounting Firm ...........................................................   29

Board Members and Officers ................................................   30

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN TEMPLETON HARD CURRENCY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies, which historically have experienced low inflation rates and which, in the Investment Manager's view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a +0.17% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the J.P. Morgan 3 Month Global Cash Index, which posted a -2.48% total return for the same period.(1) The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. As of October 31, 2005, the index included 7.69% in U.S. dollars. The Fund underperformed the U.S. dollar, which rose 3.68% relative to its major trading partners during the period.(2) Elsewhere, the Japanese yen fell 8.78% and the euro was down 5.84% versus the dollar.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1) Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Federal Reserve Board.

(3)   Source: Compustat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                               Annual Report | 3

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced solid growth during the year under review. In third quarter 2005, the economy expanded 3.6% over the year earlier period. Continuing productivity growth and job creation increased capital and labor utilization and, along with higher global commodity prices, exerted inflationary pressures in the U.S. Largely as a result of rising inflation, the Federal Reserve Board
(Fed) continued its series of measured interest rate hikes, increasing the federal funds target rate 200 basis points (100 basis points equal one percentage point) to 3.75% by period-end. Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $66 billion monthly deficit level by September 2005.(4) Although higher oil prices impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.(4)

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China where foreign exchange reserves reached $769 billion in September 2005.(5) This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Although global demand for Asian products remained favorable for the region's growth prospects, there were also signs during the period of a pickup in domestic growth drivers. For example, private consumption accelerated in South Korea. In China, increased consumption and strong domestic growth conditions benefited the country's regional trade partners through import demand. Overall, aggregate demand among Asian economies rose over the Fund's fiscal year. In Singapore, South Korea and Thailand, GDP growth rates improved. Correspondingly, regional interest rates began to rise. Thailand raised rates 200 basis points to 3.75% and South Korea, having reduced rates early in the period, recently hiked interest rates back to 3.50%.(6)

(4)   Source: U.S. Department of Commerce.

(5)   Source: National Bureau of Statistics, China.

(6)   Sources: Bank of Thailand; Bank of Korea (South Korea).


4 | Annual Report

The 12-country euro zone's economic activity was more moderate than growth in the U.S. and Asia as strong global demand conditions propped up external growth while domestic demand lagged. Euro-zone GDP for third quarter 2005 grew just 1.5% compared with a year earlier.(7) Although commodity prices exerted upward pressures on headline inflation rates, core inflation generally remained stable, consistent with subdued domestic economic growth conditions. The European Central Bank (ECB) left interest rates unchanged at 2.0% for the 28th consecutive month. Economic conditions in Norway and Sweden remained characterized by significantly large current account surpluses and better domestic growth conditions, led by labor market improvement. Inflation in Norway and Sweden accelerated, albeit from low rates. Norway's headline inflation registered 1.8% annual growth in October 2005, while Sweden's was 0.5%.(8) Correspondingly, Norway's central bank raised interest rates during the period and Sweden's paused after reducing rates earlier in the period.

During the 12 months under review, the U.S. dollar received some reprieve from the depreciation trend that began in early 2002. This reprieve likely was due in part to the Fed's interest rate increases, which brought U.S. rates in line with the ECB rate at the beginning of the reporting period and 175 basis points higher by period-end. However, while this positive interest rate differential was increasing, the U.S. balance of payment position deteriorated, led by a larger current account deficit and greater reliance on debt financing, particularly from the government sector. That the U.S. current account deficit deteriorated significantly while the country also experienced currency strength indicated global macroeconomic imbalances. These imbalances were largely offset by sufficient global market liquidity resulting from a large, global savings pool. The U.S. dollar also found support from the Homeland Investment Act (HIA) that allowed corporations to repatriate income accumulated abroad without tax consequences. However, this tax amnesty expires by the end of the calendar year and should not provide ongoing support to the U.S. dollar. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

(7)   Source: Eurostat.

(8)   Sources: Statistics Norway; Statistics Sweden.

ASSET ALLOCATION BY CURRENCY*
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      Canadian Dollar                                                21.6%
      Singapore Dollar                                               15.6%
      European Monetary Unit (euro)                                  14.3%
      Australian Dollar                                               9.5%
      Swedish Krona                                                   8.0%
      Korean Won                                                      7.3%
      New Zealand Dollar                                              6.1%
      Norwegian Krone                                                 5.9%
      Thai Baht                                                       4.7%
      Danish Krone                                                    4.7%
      Indonesian Rupiah                                               4.3%
      Swiss Franc                                                     3.0%
      Polish Zloty                                                    2.0%

* U.S. dollar = -7.0% because of the Fund's holdings in forward currency exchange contracts.


                                                               Annual Report | 5

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

MANAGER'S DISCUSSION

Despite some U.S. dollar strengthening against other major currencies during the Fund's fiscal year, the Fund generated a small positive cumulative total return. The Fund's performance benefited from exposure to commodity-oriented currencies, such as those of Canada, New Zealand and Australia, as well as several Asian currency positions that outperformed the Japanese yen. During the period, we reduced the Fund's euro exposure and broadened non-Japan Asian currency exposure. We undertook such moves to position for potential Asian currency appreciation against the U.S. dollar, largely resulting from greater flexibility in Asian currency regimes and consequently less appreciation pressure on the euro versus the U.S. dollar.

The Fund increased its Canadian dollar exposure during the period. The Fund's overall Canadian dollar position contributed significantly to the Fund's positive return relative to a negative return for the benchmark J.P. Morgan 3 Month Global Cash Index. The Canadian dollar appreciated 3.41% against the U.S. dollar. As a net exporter of commodities, particularly oil and natural gas, the country benefited from high oil prices. Furthermore, Canada's central bank raised interest rates 50 basis points over the year to 3.0% as its economy improved. Although lower than the U.S. interest rate, the differential was narrower than for many other developed economies. For example, the ECB's main policy interest rate was unchanged during the period at 2.0%, while the Bank of Japan's main policy rate remained near zero.

Rising U.S. interest rates during the 12 months under review pushed short-term rates to among the highest in developed economies. European currencies in particular suffered in the period's latter half given many European economies' prospects for implementing monetary tightening. Although the Fund significantly reduced its exposure to Europe, primarily through reduced


6 | Annual Report
euro allocation, European currency volatility worked against Fund performance during the period. However, a weaker U.S. dollar outlook over the medium term, combined with a relatively stronger balance of payment position relative to the U.S., made other European (non-euro) currencies attractive as we applied our investment philosophy. For the year ended October 31, 2005, the euro declined 5.84% against the U.S. dollar, and the Swedish krona fell 10.68%. The Norwegian krone depreciated only 1.67%, or less than the decline in the benchmark index. European currencies came under additional pressure during the year largely due to uncertainty raised by failed referendums on the European Union constitution in second quarter 2005. A reduction in Sweden's official interest rates further weighed on that country's currency during the period.

Currency positioning in non-Japan Asia benefited relative performance for the reporting period because most such currencies outperformed the benchmark index and the Japanese yen, which the Fund continued to avoid. For the 12-month reporting period, the South Korean won rose 7.62% against the U.S. dollar, the New Zealand dollar 2.30% and the Australian dollar 0.03%, while the Singapore dollar declined 1.79% against the U.S. dollar. The yen depreciated 8.78% against the U.S. dollar over the same period.(3) We were encouraged that many Asian central banks responded to building inflationary pressures from rising import prices and strong overall regional growth by using monetary policy to address inflationary pressures and help prevent them from becoming less manageable in the future. These interest rate developments in non-Japan Asia supported several currencies, particularly relative to the Japanese yen. Australia and New Zealand began their monetary tightening cycles before much of Asia, having raised rates over the past three years. Over the past 12 months, Australia raised rates 25 basis points to 5.5% and New Zealand 50 basis points to 7.0%.(9) Although commodity prices and terms of trade developments benefited these two economies, we reduced the Fund's overweighted New Zealand dollar position and added a new position in the Singapore dollar.

(9)   Sources: Reserve Bank of Australia; Reserve Bank of New Zealand.


                                                               Annual Report | 7

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Alex Calvo

                      Alex Calvo


[PHOTO OMITTED]       /s/ Michael Hasenstab

                      Michael Hasenstab, Ph.D.

                      Portfolio Managers
                      Franklin Templeton Hard Currency Fund

--------------------------------------------------------------------------------
Please note that although the Fund's Statement of Investments on page 16 of this report indicates the Fund held 56.4% of its total investments in U.S. dollar-denominated assets as of 10/31/05, its net exposure to the U.S. dollar as of that date was only -7.0%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 7 in the Notes to Financial Statements on page 26 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

PERFORMANCE SUMMARY AS OF 10/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: ICPHX)                             CHANGE  10/31/05  10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.51    $9.34     $9.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.4581
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.0808
--------------------------------------------------------------------------------
   TOTAL                                 $0.5389
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: ICHHX)                       CHANGE  10/31/05  10/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.51    $9.36     $9.87
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-10/31/05)
--------------------------------------------------------------------------------
Dividend Income                          $0.4903
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.0808
--------------------------------------------------------------------------------
   TOTAL                                 $0.5711
--------------------------------------------------------------------------------

Franklin Templeton Hard Currency Fund paid distributions derived from long-term capital gains of 8.08 cents ($0.0808) per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3)(C).

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                             1-YEAR       5-YEAR       10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                          +0.17%       +47.78%       +7.93%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                      -2.12%        +7.65%       +0.54%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                      $9,788       $14,454      $10,551
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                 +1.01%        +6.99%       +0.64%
----------------------------------------------------------------------------------------
   Distribution Rate(5)                 4.80%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         1.93%
----------------------------------------------------------------------------------------
ADVISOR CLASS(7)                                   1-YEAR         5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                          +0.50%       +50.60%      +11.19%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                      +0.50%        +8.53%       +1.07%
----------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                     $10,050       $15,060      $11,119
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                 +3.66%        +7.86%       +1.16%
----------------------------------------------------------------------------------------
   Distribution Rate(5)                 5.24%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)         2.21%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
CLASS A               10/31/05
--------------------------------
1-Year                  -2.12%
--------------------------------
5-Year                  +7.65%
--------------------------------
10-Year                 +0.54%
--------------------------------

                           CLASS A (11/1/95-10/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                     FRANKLIN TEMPLETON          JP MORGAN 3 MONTH
        DATE         HARD CURRENCY FUND          GLOBAL CASH INDEX
                           CLASS A
       11/1/1995           $9,776                   $10,000
      11/30/1995           $9,591                    $9,922
      12/31/1995           $9,653                   $10,021
       1/31/1996           $9,358                    $9,809
       2/29/1996           $9,496                    $9,993
       3/31/1996           $9,451                   $10,030
       4/30/1996           $9,234                    $9,921
       5/31/1996           $9,177                    $9,981
       6/30/1996           $9,203                   $10,040
       7/31/1996           $9,501                   $10,235
       8/31/1996           $9,466                   $10,280
       9/30/1996           $9,210                   $10,167
      10/31/1996           $9,190                   $10,284
      11/30/1996           $9,072                   $10,267
      12/31/1996           $8,975                   $10,248
       1/31/1997           $8,510                    $9,812
       2/28/1997           $8,354                    $9,657
       3/31/1997           $8,405                    $9,734
       4/30/1997           $8,199                    $9,523
       5/31/1997           $8,507                    $9,700
       6/30/1997           $8,395                    $9,652
       7/31/1997           $8,039                    $9,351
       8/31/1997           $8,104                    $9,462
       9/30/1997           $8,242                    $9,610
      10/31/1997           $8,430                    $9,784
      11/30/1997           $8,190                    $9,593
      12/31/1997           $8,040                    $9,438
       1/31/1998           $8,062                    $9,405
       2/28/1998           $8,142                    $9,500
       3/31/1998           $7,848                    $9,398
       4/30/1998           $7,961                    $9,595
       5/31/1998           $7,915                    $9,560
       6/30/1998           $7,802                    $9,519
       7/31/1998           $7,815                    $9,556
       8/31/1998           $7,979                    $9,577
       9/30/1998           $8,336                   $10,006
      10/31/1998           $8,803                   $10,238
      11/30/1998           $8,491                   $10,098
      12/31/1998           $8,832                   $10,266
       1/31/1999           $8,577                   $10,149
       2/28/1999           $8,356                    $9,910
       3/31/1999           $8,270                    $9,870
       4/30/1999           $8,142                    $9,835
       5/31/1999           $8,065                    $9,758
       6/30/1999           $7,971                    $9,710
       7/31/1999           $8,255                    $9,999
       8/31/1999           $8,194                    $9,967
       9/30/1999           $8,298                   $10,107
      10/31/1999           $8,246                   $10,057
      11/30/1999           $8,082                    $9,828
      12/31/1999           $8,091                    $9,873
       1/31/2000           $7,795                    $9,706
       2/29/2000           $7,681                    $9,587
       3/31/2000           $7,873                    $9,645
       4/30/2000           $7,531                    $9,298
       5/31/2000           $7,619                    $9,362
       6/30/2000           $7,856                    $9,653
       7/31/2000           $7,609                    $9,422
       8/31/2000           $7,432                    $9,233
       9/30/2000           $7,389                    $9,157
      10/31/2000           $7,140                    $8,915
      11/30/2000           $7,273                    $9,057
      12/31/2000           $7,586                    $9,593
       1/31/2001           $7,523                    $9,549
       2/28/2001           $7,416                    $9,438
       3/31/2001           $7,110                    $9,115
       4/30/2001           $7,164                    $9,227
       5/31/2001           $7,029                    $9,024
       6/30/2001           $6,946                    $9,014
       7/31/2001           $7,147                    $9,228
       8/31/2001           $7,401                    $9,527
       9/30/2001           $7,483                    $9,514
      10/31/2001           $7,410                    $9,475
      11/30/2001           $7,364                    $9,477
      12/31/2001           $7,281                    $9,433
       1/31/2002           $7,068                    $9,236
       2/28/2002           $7,124                    $9,297
       3/31/2002           $7,225                    $9,405
       4/30/2002           $7,448                    $9,661
       5/31/2002           $7,709                   $10,007
       6/30/2002           $7,971                   $10,442
       7/31/2002           $7,924                   $10,369
       8/31/2002           $7,943                   $10,429
       9/30/2002           $8,009                   $10,477
      10/31/2002           $8,085                   $10,542
      11/30/2002           $8,160                   $10,607
      12/31/2002           $8,573                   $11,033
       1/31/2003           $8,770                   $11,273
       2/28/2003           $8,878                   $11,365
       3/31/2003           $8,918                   $11,475
       4/30/2003           $9,057                   $11,728
       5/31/2003           $9,473                   $12,241
       6/30/2003           $9,353                   $12,121
       7/31/2003           $9,204                   $11,897
       8/31/2003           $9,114                   $11,769
       9/30/2003           $9,534                   $12,402
      10/31/2003           $9,625                   $12,507
      11/30/2003           $9,866                   $12,817
      12/31/2003          $10,225                   $13,360
       1/31/2004          $10,172                   $13,256
       2/29/2004          $10,225                   $13,268
       3/31/2004          $10,148                   $13,255
       4/30/2004           $9,840                   $12,892
       5/31/2004           $9,925                   $13,093
       6/30/2004           $9,898                   $13,077
       7/31/2004           $9,855                   $13,004
       8/31/2004           $9,994                   $13,137
       9/30/2004          $10,256                   $13,416
      10/31/2004          $10,534                   $13,764
      11/30/2004          $10,972                   $14,333
      12/31/2004          $11,092                   $14,560
       1/31/2005          $10,847                   $14,128
       2/28/2005          $11,059                   $14,366
       3/31/2005          $10,896                   $14,137
       4/30/2005          $10,862                   $14,105
       5/31/2005          $10,605                   $13,651
       6/30/2005          $10,497                   $13,463
       7/31/2005          $10,509                   $13,482
       8/31/2005          $10,632                   $13,675
       9/30/2005          $10,596                   $13,541
      10/31/2005          $10,551                   $13,423


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
ADVISOR CLASS(7)             10/31/05
--------------------------------------
1-Year                       +0.50%
--------------------------------------
5-Year                       +8.53%
--------------------------------------
10-Year                      +1.07%
--------------------------------------

                       ADVISOR CLASS (11/1/95-10/31/05)(7)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                            FRANKLIN TEMPLETON   JP MORGAN 3 MONTH
          DATE              HARD CURRENCY FUND   GLOBAL CASH INDEX
                              ADVISOR CLASS

        11/1/1995                 $10,000             $10,000
       11/30/1995                  $9,810              $9,922
       12/31/1995                  $9,874             $10,021
        1/31/1996                  $9,573              $9,809
        2/29/1996                  $9,714              $9,993
        3/31/1996                  $9,668             $10,030
        4/30/1996                  $9,446              $9,921
        5/31/1996                  $9,387              $9,981
        6/30/1996                  $9,414             $10,040
        7/31/1996                  $9,719             $10,235
        8/31/1996                  $9,683             $10,280
        9/30/1996                  $9,422             $10,167
       10/31/1996                  $9,401             $10,284
       11/30/1996                  $9,280             $10,267
       12/31/1996                  $9,181             $10,248
        1/31/1997                  $8,723              $9,812
        2/28/1997                  $8,557              $9,657
        3/31/1997                  $8,619              $9,734
        4/30/1997                  $8,402              $9,523
        5/31/1997                  $8,719              $9,700
        6/30/1997                  $8,615              $9,652
        7/31/1997                  $8,241              $9,351
        8/31/1997                  $8,309              $9,462
        9/30/1997                  $8,452              $9,610
       10/31/1997                  $8,645              $9,784
       11/30/1997                  $8,401              $9,593
       12/31/1997                  $8,249              $9,438
        1/31/1998                  $8,273              $9,405
        2/28/1998                  $8,358              $9,500
        3/31/1998                  $8,057              $9,398
        4/30/1998                  $8,182              $9,595
        5/31/1998                  $8,128              $9,560
        6/30/1998                  $7,808              $9,519
        7/31/1998                  $8,028              $9,556
        8/31/1998                  $8,206              $9,577
        9/30/1998                  $8,589             $10,006
       10/31/1998                  $9,068             $10,238
       11/30/1998                  $8,759             $10,098
       12/31/1998                  $9,113             $10,266
        1/31/1999                  $8,851             $10,149
        2/28/1999                  $8,623              $9,910
        3/31/1999                  $8,527              $9,870
        4/30/1999                  $8,403              $9,835
        5/31/1999                  $8,324              $9,758
        6/30/1999                  $8,214              $9,710
        7/31/1999                  $8,507              $9,999
        8/31/1999                  $8,445              $9,967
        9/30/1999                  $8,562             $10,107
       10/31/1999                  $8,509             $10,057
       11/30/1999                  $8,339              $9,828
       12/31/1999                  $8,352              $9,873
        1/31/2000                  $8,045              $9,706
        2/29/2000                  $7,928              $9,587
        3/31/2000                  $8,131              $9,645
        4/30/2000                  $7,778              $9,298
        5/31/2000                  $7,869              $9,362
        6/30/2000                  $8,118              $9,653
        7/31/2000                  $7,862              $9,422
        8/31/2000                  $7,680              $9,233
        9/30/2000                  $7,641              $9,157
       10/31/2000                  $7,384              $8,915
       11/30/2000                  $7,522              $9,057
       12/31/2000                  $7,841              $9,593
        1/31/2001                  $7,786              $9,549
        2/28/2001                  $7,675              $9,438
        3/31/2001                  $7,356              $9,115
        4/30/2001                  $7,412              $9,227
        5/31/2001                  $7,281              $9,024
        6/30/2001                  $7,201              $9,014
        7/31/2001                  $7,410              $9,228
        8/31/2001                  $7,664              $9,527
        9/30/2001                  $7,763              $9,514
       10/31/2001                  $7,687              $9,475
       11/30/2001                  $7,639              $9,477
       12/31/2001                  $7,562              $9,433
        1/31/2002                  $7,342              $9,236
        2/28/2002                  $7,400              $9,297
        3/31/2002                  $7,501              $9,405
        4/30/2002                  $7,743              $9,661
        5/31/2002                  $8,013             $10,007
        6/30/2002                  $8,289             $10,442
        7/31/2002                  $8,241             $10,369
        8/31/2002                  $8,260             $10,429
        9/30/2002                  $8,340             $10,477
       10/31/2002                  $8,429             $10,542
       11/30/2002                  $8,497             $10,607
       12/31/2002                  $8,936             $11,033
        1/31/2003                  $9,141             $11,273
        2/28/2003                  $9,263             $11,365
        3/31/2003                  $9,313             $11,475
        4/30/2003                  $9,448             $11,728
        5/31/2003                  $9,892             $12,241
        6/30/2003                  $9,765             $12,121
        7/31/2003                  $9,610             $11,897
        8/31/2003                  $9,526             $11,769
        9/30/2003                  $9,963             $12,402
       10/31/2003                 $10,068             $12,507
       11/30/2003                 $10,319             $12,817
       12/31/2003                 $10,702             $13,360
        1/31/2004                 $10,647             $13,256
        2/29/2004                 $10,702             $13,268
        3/31/2004                 $10,634             $13,255
        4/30/2004                 $10,311             $12,892
        5/31/2004                 $10,411             $13,093
        6/30/2004                 $10,371             $13,077
        7/31/2004                 $10,338             $13,004
        8/31/2004                 $10,494             $13,137
        9/30/2004                 $10,762             $13,416
       10/31/2004                 $11,064             $13,764
       11/30/2004                 $11,523             $14,333
       12/31/2004                 $11,646             $14,560
        1/31/2005                 $11,399             $14,128
        2/28/2005                 $11,621             $14,366
        3/31/2005                 $11,450             $14,137
        4/30/2005                 $11,427             $14,105
        5/31/2005                 $11,157             $13,651
        6/30/2005                 $11,047             $13,463
        7/31/2005                 $11,071             $13,482
        8/31/2005                 $11,201             $13,675
        9/30/2005                 $11,155             $13,541
       10/31/2005                 $11,119             $13,423


10 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a higher initial sales charge; thus actual total returns would have been lower.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.11% and +2.19%.

(8) Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.


                                                              Annual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                     VALUE 4/30/05      VALUE 10/31/05     PERIOD* 4/30/05 - 10/31/05
---------------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $  971.40                $ 5.61
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.51                $ 5.75
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $  973.10                $ 4.18
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.97                $ 4.28
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.13% and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 13

FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                   ----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
CLASS A                                               2005              2004              2003              2002           2001
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........      $  9.85           $  9.59           $  8.56           $  8.08        $  8.02
                                                   ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................         0.15              0.09              0.11             0.09(e)         0.31

 Net realized and unrealized gains (losses) .        (0.12)             0.78              1.46             0.63(e)        (0.01)
                                                   ----------------------------------------------------------------------------
Total from investment operations ............         0.03              0.87              1.57              0.72           0.30
                                                   ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.46)            (0.61)            (0.54)            (0.24)         (0.14)

 Net realized gains .........................        (0.08)               --                --                --             --

 Tax return of capital ......................           --                --                --                --          (0.10)
                                                   ----------------------------------------------------------------------------
Total distributions .........................        (0.54)            (0.61)            (0.54)            (0.24)         (0.24
                                                   ----------------------------------------------------------------------------
Redemption fees .............................           --(c)             --(c)             --                --             --
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ................      $  9.34           $  9.85           $  9.59           $  8.56        $  8.08
                                                   ============================================================================

Total return(b)..............................         0.17%             9.44%            19.05%             9.11%          3.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............      $190,163          $211,098          $143,715          $50,622        $29,071

Ratios to average net assets:

 Expenses ...................................         1.19%             1.24%             1.32%             1.50%          1.49%

 Net investment income ......................         1.54%             0.95%             1.19%             1.10%(e)       3.78%

Portfolio turnover rate .....................         0.00%(d)          0.00%(d)          0.00%(d)         76.27%         25.59%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   See Note 6 regarding investment transactions.

(e) Effective November 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

          Net investment income per share ..........................    $(0.05)
          Net realized and unrealized (gains/losses) per share .....      0.05
          Ratio of net investment income to average net assets .....     (0.61)%

          Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


14 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND (CONTINUED)

                                                   ----------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                         2005              2004              2003              2002           2001
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........      $  9.87           $  9.61           $  8.58           $  8.09        $  8.03
                                                   ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................         0.18              0.13              0.14             0.12(d)         0.32

 Net realized and unrealized gains (losses) .        (0.12)             0.79              1.46             0.64(d)         0.01
                                                   ----------------------------------------------------------------------------
Total from investment operations ............         0.06              0.92              1.60              0.76           0.33
                                                   ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.49)            (0.66)            (0.57)            (0.27)         (0.17)

 Net realized gains .........................        (0.08)               --                --                --             --

 Tax return of capital ......................           --                --                --                --          (0.10)
                                                   ----------------------------------------------------------------------------
Total distributions .........................        (0.57)            (0.66)            (0.57)            (0.27)         (0.27)
                                                   -----------------------------------------------------------------------------
Redemption fees .............................           --(b)             --(b)             --                --             --
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ................      $  9.36           $  9.87           $  9.61           $  8.58        $  8.09
                                                   ============================================================================

Total return ................................         0.50%             9.89%            19.45%             9.65%          4.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............      $17,532           $22,442           $10,163           $ 1,724        $   450

Ratios to average net assets:

 Expenses ...................................         0.83%             0.84%             0.92%             1.09%          1.17%

 Net investment income ......................         1.89%             1.35%             1.59%             1.51%(d)       4.00%

Portfolio turnover rate .....................         0.00%(c)          0.00%(c)          0.00%(c)         76.27%         25.59%


(a)   Based on average daily shares outstanding.

(b)   Amount is less than $0.01 per share.

(c)   See Note 6 regarding investment transactions.

(d) Effective November 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

         Net investment income per share .......................     $(0.05)
         Net realized and unrealized (gains/losses) per share ..       0.05
         Ratio of net investment income to average net assets ..      (0.61)%

         Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 15

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005

-------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HARD CURRENCY FUND                                    PRINCIPAL AMOUNT(b)          VALUE
-------------------------------------------------------------------------------------------------------------------
    FOREIGN COMMON GOVERNMENT STOCKS (CONT.AND) AGENCY SECURITIES 56.5%
(a) Canada Treasury Bills, 12/15/05 - 2/23/06 .........................          17,800,000  CAD      $  14,959,196
(a) Denmark Treasury Bills, 11/01/05 - 5/01/06 ........................          61,445,000  DKK          9,786,557
(a) French Treasury Bills, 1/19/06 - 3/16/06 ..........................           7,850,000  EUR          9,349,420
(a) German Treasury Bill, 12/07/05 ....................................           6,000,000  EUR          7,176,183
    Government of New Zealand, Strip, 6/21/06 .........................          18,980,000  NZD         12,743,783
    Government of Sweden, Strip, 3/15/06 ..............................          33,000,000  SEK          4,114,953
(a) Netherlands Treasury Bill, 3/31/06 ................................           4,000,000  EUR          4,746,039
(a) Norwegian Treasury Bills, 12/21/05 - 6/21/06 ......................          70,855,000  NOK         10,714,194
    Province of Alberta, 7.50%, 12/01/05 ..............................          10,625,000  CAD          9,024,257
(a) Singapore Treasury Bills, 11/30/05 - 5/02/06 ......................          29,400,000  SGD         17,350,442
    Spain Letras Del Tesoro, Strip, 2/17/06 ...........................           4,000,000  EUR          4,763,941
(a) Sweden Treasury Bills, 11/16/05 - 12/21/05 ........................         100,535,000  SEK         12,604,952
                                                                                                      -------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $119,888,472)                                  117,333,917
                                                                                                      -------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 56.4%
(a) Federal Home Loan Bank, 11/01/05 ..................................      $   37,486,000              37,486,000
(a) U.S. Treasury Bills, 11/17/05 - 12/15/05 ..........................          80,000,000              79,755,565
                                                                                                      -------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $117,241,157) ...                                 117,241,565
                                                                                                      -------------
    TOTAL INVESTMENTS (COST $237,129,629) 112.9% ......................                                 234,575,482
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.6)% ..........                                  (1,168,708)
    OTHER ASSETS, LESS LIABILITIES (12.3)% ............................                                 (25,712,486)
                                                                                                      -------------
    NET ASSETS 100.0% .................................................                               $ 207,694,288
                                                                                                      =============

CURRENCY ABBREVIATIONS
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

(a)   The security is traded on a discount basis with no stated coupon rate.

(b)   The principal amount is stated in U.S. Dollars unless otherwise indicated.


16 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005

                                                                         ------------------
                                                                         FRANKLIN TEMPLETON
                                                                         HARD CURRENCY FUND
                                                                         ------------------
Assets:
 Investments in securities:
  Cost ...............................................................     $ 237,129,629
                                                                           =============
  Value ..............................................................     $ 234,575,482
 Cash ................................................................           100,572
 Foreign currency, at value (cost $11,742,177) .......................        11,707,399
 Receivables:
  Investment securities sold .........................................         4,285,382
  Capital shares sold ................................................           698,747
  Interest ...........................................................           281,789
 Unrealized gain on forward exchange contracts (Note 7) ..............           374,685
                                                                           -------------
        Total assets .................................................       252,024,056
                                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased ....................................        41,612,866
  Capital shares redeemed ............................................           969,766
  Affiliates .........................................................           187,960
 Unrealized loss on forward exchange contracts (Note 7) ..............         1,543,393
 Accrued expenses and other liabilities ..............................            15,783
                                                                           -------------
        Total liabilities ............................................        44,329,768
                                                                           -------------
           Net assets, at value ......................................     $ 207,694,288
                                                                           =============
Net assets consist of:
 Paid-in capital .....................................................     $ 203,209,463
 Undistributed net investment income .................................        10,369,691
 Net unrealized appreciation (depreciation) ..........................        (3,722,644)
 Accumulated net realized gain (loss) ................................        (2,162,222)
                                                                           -------------
           Net assets, at value ......................................     $ 207,694,288
                                                                           =============
CLASS A:
 Net assets, at value ................................................     $ 190,162,529
                                                                           =============
 Shares outstanding ..................................................        20,358,898
                                                                           =============
 Net asset value per share(a) ........................................     $        9.34
                                                                           =============
 Maximum offering price per share (net asset value per share / 97.75%)     $        9.55
                                                                           =============
ADVISOR CLASS:
 Net assets, at value ................................................     $  17,531,759
                                                                           =============
 Shares outstanding ..................................................         1,873,526
                                                                           =============
 Net asset value and maximum offering price per share(a) .............     $        9.36
                                                                           =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 17

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF OPERATIONS
for the year ended October 31, 2005

                                                                            ------------------
                                                                            FRANKLIN TEMPLETON
                                                                            HARD CURRENCY FUND
                                                                            ------------------
Investment income:
 Interest ...............................................................     $   6,087,468
                                                                              -------------
Expenses:
 Management fees (Note 3a) ..............................................         1,448,421
 Distribution fees (Note 3c)
  Class A ...............................................................           732,250
 Transfer agent fees (Note 3e) ..........................................           226,680
 Custodian fees (Note 4) ................................................            40,553
 Reports to shareholders ................................................            42,925
 Registration and filing fees ...........................................            45,574
 Professional fees ......................................................            32,018
 Trustees' fees and expenses ............................................            10,750
 Other ..................................................................             6,500
                                                                              -------------
        Total expenses ..................................................         2,585,671
        Expense reductions (Note 4) .....................................            (9,464)
                                                                              -------------
           Net expenses .................................................         2,576,207
                                                                              -------------
              Net investment income .....................................         3,511,261
                                                                              -------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
 Investments ............................................................         6,581,819
 Foreign currency transactions ..........................................         3,520,603
                                                                              -------------
           Net realized gain (loss) .....................................        10,102,422
                                                                              -------------
Net change in unrealized appreciation (depreciation) on:
 Investments ............................................................       (12,771,987)
 Translation of assets and liabilities denominated in foreign currencies            (32,006)
                                                                              -------------
           Net change in unrealized appreciation (depreciation) .........       (12,803,993)
                                                                              -------------
Net realized and unrealized gain (loss) .................................        (2,701,571)
                                                                              -------------
Net increase (decrease) in net assets resulting from operations .........     $     809,690
                                                                              =============


18 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             ---------------------------------
                                                                                                   FRANKLIN TEMPLETON
                                                                                                    HARD CURRENCY FUND
                                                                                             ---------------------------------
                                                                                                   YEAR ENDED OCTOBER 31,
                                                                                                  2005               2004
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................     $   3,511,261      $   1,992,462
  Net realized gain (loss) from investments and foreign currency transactions ..........        10,102,422          9,829,286
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...........................       (12,803,993)         5,183,666
                                                                                             --------------------------------
        Net increase (decrease) in net assets resulting from operations ................           809,690         17,005,414
                                                                                             --------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ............................................................................        (9,731,396)       (10,713,947
    Advisor Class ......................................................................        (1,084,586)        (1,153,864
  Net realized gains:
    Class A ............................................................................        (1,735,869)                --
    Advisor Class ......................................................................          (188,101)                --
                                                                                             --------------------------------
 Total distributions to shareholders ...................................................       (12,739,952)       (11,867,811)
                                                                                             ---------------------------------
 Capital share transactions: (Note 2)
    Class A ............................................................................        (9,971,213)        62,608,466
    Advisor Class ......................................................................        (3,953,900)        11,915,116
                                                                                             --------------------------------
 Total capital share transactions ......................................................       (13,925,113)        74,523,582
                                                                                             --------------------------------

 Redemption fees .......................................................................             9,614              1,155
                                                                                             --------------------------------
        Net decrease in net assets .....................................................       (25,845,761)        79,662,340
Net assets:
 Beginning of year .....................................................................       233,540,049        153,877,709
                                                                                             --------------------------------
 End of year ...........................................................................     $ 207,694,288      $ 233,540,049
                                                                                             ================================
Undistributed net investment income included in net assets:
 End of year ...........................................................................     $  10,369,691      $   7,409,846
                                                                                             ================================


                         Annual Report | See notes to financial statements. | 19

FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (the Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


20 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates and to gain exposure to foreign currencies. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 21

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


22 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                   -------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                               2005                                2004
                                   -------------------------------------------------------------------
                                      SHARES           AMOUNT            SHARES             AMOUNT
                                   -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................      13,278,417      $ 129,231,930       17,321,281      $ 165,767,959
 Shares issued in reinvestment
  of distributions ...........         981,974          9,491,397          939,352          8,882,912
 Shares redeemed .............     (15,326,537)      (148,694,540)     (11,818,045)      (112,042,405)
                                   -------------------------------------------------------------------
 Net increase (decrease) .....      (1,066,146)     $  (9,971,213)       6,442,588      $  62,608,466
                                   ===================================================================

ADVISOR CLASS SHARES:
 Shares sold .................       1,390,003      $  13,693,142        2,441,424      $  23,604,422
 Shares issued in reinvestment
  of distributions ...........          98,902            957,665           83,017            785,127
 Shares redeemed .............      (1,889,275)       (18,604,707)      (1,308,073)       (12,474,433)
                                   -------------------------------------------------------------------
 Net increase (decrease) .....        (400,370)     $  (3,953,900)       1,216,368      $  11,915,116
                                   ===================================================================

                                                              Annual Report | 23

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                AFFILIATION
---------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                        Investment manager
Franklin Templeton Services, LLC (FT Services)                            Administrative Manager
Franklin Templeton Distributors, Inc. (Distributors)                      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)             Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.45% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received(a) ...............     $738,342
Contingent deferred sales charges retained ..     $ 26,462

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $226,680, of which $151,593 was retained by Investor Services.


24 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2005, the fund had tax basis capital losses of $2,143,875 expiring on October 31, 2013 which may be carried over to offset future capital gains, if any.

The tax character of distributions paid during the years ended October 31, 2005 and 2004, was as follows:

                                 -----------------------------
                                     2005             2004
                                 -----------------------------
Distributions paid from:
  Ordinary income ..........     $10,815,964     $ 11,867,811
  Long term capital gain ...       1,923,988               --
                                 -----------------------------
                                 $12,739,952     $ 11,867,811
                                 =============================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................................     $ 237,232,136
                                                           ==============

Unrealized appreciation ..............................     $     395,226
Unrealized depreciation ..............................        (3,051,880)
                                                           --------------
Net unrealized appreciation (depreciation) ...........     $  (2,656,654)
                                                           ==============
Distributable earnings - undistributed ordinary income     $  10,004,061
                                                           ==============

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2005.


                                                              Annual Report | 25

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD CURRENCY CONTRACTS

As of October 31, 2005, the Fund had outstanding forward contracts as set out below.

----------------------------------------------------------------------------------------------------------
                                                                CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                AMOUNT(a)         DATE       GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
       7,000,000  Polish Zloty ...........................      2,066,299        1/17/06     $   47,993
       1,400,000  Canadian Dollar ........................      1,157,503        1/19/06         30,441
         840,000  Polish Zloty ...........................        250,373        2/24/06          3,354
     235,000,000  Thailand Bhat ..........................      5,726,121        3/22/06         25,726
         320,000  Canadian Dollar ........................        258,858        4/05/06         13,244
       3,250,000  Norwegian Krone ........................        498,504        4/05/06          5,103
       6,800,000  Canadian Dollar ........................      5,710,926        5/12/06         77,140
  41,420,000,000  Indonesian Rupiah ......................      3,689,978        5/31/06        157,260
       7,250,000  Norwegian Krone ........................      1,128,212        6/29/06            104
   2,500,000,000  Indonesian Rupiah ......................        211,864        9/01/06         14,320
                                                                                             ----------
             Unrealized gain on forward exchange contracts ...........................       $  374,685
                                                                                             ----------

----------------------------------------------------------------------------------------------------------
                                                                CONTRACT      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                AMOUNT(a)        DATE        GAIN (LOSS)
----------------------------------------------------------------------------------------------------------
       1,400,000  Swiss Franc ............................      1,189,566       11/02/05     $ (103,210)
  11,000,000,000  Indonesian Rupiah ......................      1,142,264       11/16/05        (60,846)
       4,000,000  Polish Zloty ...........................      1,210,910       11/16/05         (2,221)
      20,000,000  Thailand Bhat ..........................        508,647       11/16/05        (18,194)
       8,350,000  Singapore Dollar .......................      5,078,149       11/28/05       (142,884)
      24,900,000  Australian Dollar ......................     18,952,635       12/19/05       (361,615)
     252,650,000  Korean Won .............................        250,000       12/27/05         (7,802)
       6,250,000  Singapore Dollar .......................      3,786,043        1/09/06        (85,081)
         975,000  Australian Dollar ......................        744,998        1/30/06        (18,088)
       5,300,000  Canadian Dollar ........................      4,516,404        1/31/06        (17,654)
         850,000  Singapore Dollar .......................        505,351        2/01/06         (1,457)
  31,500,000,000  Indonesian Rupiah ......................      3,231,010        2/23/06       (228,311)
   1,000,000,000  Korean Won .............................      1,004,520        2/23/06        (45,237)
     140,000,000  Thailand Bhat ..........................      3,508,772        2/24/06        (79,351)
       1,300,000  Canadian Dollar ........................      1,115,210        3/27/06        (10,069)
       2,700,000  Singapore Dollar .......................      1,618,026        3/27/06        (12,541)
     475,000,000  Korean Won .............................        461,613        4/03/06         (5,745)
   1,400,000,000  Korean Won .............................      1,378,631        4/26/06        (34,657)


26 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD CURRENCY CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                                CONTRACT       SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                                AMOUNT(a)         DATE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
   6,000,000,000  Indonesian Rupiah ......................        588,235        4/27/06        (25,492)
   3,450,000,000  Korean Won .............................      3,379,040        4/27/06        (67,065)
     465,840,000  Korean Won .............................        453,152        5/31/06         (5,721)
       6,200,000  Swiss Franc ............................      5,027,367        6/19/06       (110,217)
   8,380,000,000  Korean Won .............................      8,145,808        6/20/06        (94,515)
       6,800,000  Singapore Dollar .......................      4,071,369        7/17/06         (1,325)
       1,991,865  Polish Zloty ...........................        606,056        7/28/06         (4,095)
                                                                                            -----------
        Unrealized loss on forward exchange contracts ..................................     (1,543,393)
                                                                                            -----------
          Net unrealized gain (loss) on forward exchange contracts .....................    $(1,168,708)
                                                                                            ===========

(a)   In U.S. Dollar unless otherwise indicated.

8. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed


                                                              Annual Report | 27

FRANKLIN TEMPLETON GLOBAL TRUST

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. REGULATORY MATTERS (CONTINUED)

to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


28 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON HARD CURRENCY
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Templeton Hard Currency Fund (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
December 12, 2005


                                                              Annual Report | 29

FRANKLIN TEMPLETON GLOBAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1993            140                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (1928)       Trustee    Since 2003            56                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (1932)     Trustee    Since 1993            141                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (1952)        Trustee    Since September       136                       Director, Amerada Hess Corporation
One Franklin Parkway                      2005                                            (exploration and refining of oil and gas),
San Mateo, CA 94403-1906                                                                  H.J. Heinz Company (processed foods
                                                                                          and allied products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium), Canadian
                                                                                          National Railway (railroad), and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee       Since 1993          114                     Director, The California Center for
One Franklin Parkway                                                                       Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (1928)         Trustee       Since 1993          140                     Director, Martek Biosciences
One Franklin Parkway                                                                       Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                   (biotechnology), and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002), White Mountains
                                                                                           Insurance Group, Ltd. (holding
                                                                                           company) (1987-2004) and Spacehab,
                                                                                           Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and   Since 1993          140                     None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)       Trustee,         Trustee since 1993   124                          None
One Franklin Parkway                  President and    and President and
San Mateo, CA 94403-1906              Chief Executive  Chief Executive
                                      Officer-         Officer-Investment
                                      Investment       Management since
                                      Management       2002

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (1945)                Vice President   Since 1993           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (1952)                 Chief            Since 2004           Not Applicable               Not Applicable
One Franklin Parkway                  Compliance
San Mateo, CA 94403-1906              Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)                Treasurer        Since 2004           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (1947)               Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.                President and
Suite 2100                            Chief Executive
Fort Lauderdale, FL 33394-3091        Officer-
                                      Finance and
                                      Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED       BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President   Since 2000        Not Applicable                   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

STEVEN J. GRAY (1955)                 Secretary        Since October     Not Applicable                   Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (1947)               Vice President   Since 2000        Not Applicable                   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (1937)              Vice President - Since 2002        Not Applicable                   Not Applicable
600 Fifth Avenue                      AML
Rockefeller Center                    Compliance
New York, NY 10020-2302
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President   Since October      Not Applicable                 Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (1951)                Chief Financial  Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

** We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


34 | Annual Report

FRANKLIN TEMPLETON GLOBAL TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 35

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

         [LOGO](R)
    FRANKLIN TEMPLETON                              One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 A2005 12/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $21,905 for the fiscal year ended October 31, 2005 and $21,534 for the fiscal year ended October 31, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended October 31, 2005 and $48,579 for the fiscal year ended October 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended October 31, 2005 and $0 for the fiscal year ended October 31, 2004.
The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2005 and $127 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended October 31, 2005 and $159,873 for the fiscal year ended October 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended October 31, 2005 and $208,579 for the fiscal year ended October 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 19, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 19, 2005